UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2020

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

195 Montague Street, 14th Floor

Brooklyn, NY 11201

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On April 30, 2020, SG Blocks, Inc. (the “Company”) entered into a Distributorship Agreement (the “Distributorship Agreement”) with Osang Healthcare Co., Ltd., a Republic of Korea company (“Osang”), effective as of April 28, 2020, for its GeneFinder™ COVID-19 Plus RealAmp Kit™, designed to detect SARS-CoV-2 (Severe Acute Respiratory Syndrome-Coronavirus 2), the virus that causes COVID-19, through a gene-based reverse transcription reaction and real-time polymerase chain reaction (PCR) testing process. The Distributorship Agreement is Osang’s standard form and provides the Company with the non-exclusive right to distribute Osang’s GeneFinder COVID-19 Plus RealAmp Kit in the United States for a stated term of one (1) year. The Distributorship Agreement does not guarantee the Company a specific quantity of kits to sell or a customer list, and may be terminated by either party at any time on thirty (30) days’ notice. Pursuant to the terms of the Distributorship Agreement, the Company is required to make payment for 100% of any purchase order prior to shipment of the product from Osang, though it does not expect to make any cash outlays with respect to any product that it distributes and expects instead to require any third-party purchasers to make the necessary cash outlays as part of a purchase order entered into with the Company. On April 30, 2020, the Distributorship Agreement was amended (the “Amendment”) to provide the Company with certain additional warranties from Osang.

On May 1, 2020, in connection with the entry into the Distributorship Agreement, the Company entered into an agreement with an affiliate of Osang (the “ROP”) granting it the right to participate in up to 19.9% of any offering effected by the Company during the next six (6) months provided that Osang or its affiliates provides customer referrals to the Company for the purchase under the Distributorship Agreement of kits resulting in at least $5 million of revenues to it.

There can be no assurance that the Distributorship Agreement will continue, that it will yield the anticipated benefits or generate significant revenue, if any. To date, the Company has never sold any medical devices or kits and there can be no guarantee that the Company will be able to establish distribution channels or solicit customers for the kits.

The foregoing descriptions of the terms of the Distributorship Agreement, the Amendment and the ROP do not purport to be complete and are subject to, and are qualified in their entirety by, reference to the provisions of such agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01. Other Events.

Press Release

On May 5, 2020, the Company issued a press release announcing that it had entered into a Distributorship Agreement with Osang for its GeneFinder™ COVID-19 Plus RealAmp Kit test for SARS-CoV-2.

A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information contained in the press release is being furnished to the Securities and Exchange Commission (the “Commission”) and shall not be deemed incorporated by reference into any of the Registrant’s registration statements or other filings with the Commission.

Updating Risk Factors

The Company is including the risk factors below for the purpose of supplementing and updating the risk factor disclosure contained in Part I–Item 1A–Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (“Annual Report on Form 10-K”), filed with the Commission on March 30, 2020. The following risk factors should be read in conjunction with the risk factors described in the Company’s Annual Report on Form 10-K.

There can be no assurance that the Distributorship Agreement with Osang will generate revenue.

On April 30, 2020, the Company entered into the Distributorship Agreement with Osang that provides the Company with the non-exclusive right to distribute Osang’s GeneFinder COVID-19 Plus RealAmp Kit in the United States for a stated term of one (1) year. The Distribution Agreement does not guarantee the Company a specific quantity of kits to sell or a customer list, requires the Company to pay for 100% of the purchase order prior to delivery (though the Company does not expect to make any cash outlays for product and expects instead to require the Company’s customers to make such cash outlays) and may be terminated by either party at any time on thirty (30) days’ notice. To date, the Company has never sold any medical devices or kits and there can be no guarantee that it will be able to establish a sales force, establish distribution channels or solicit customers for the kits. There can be no assurance that the Distributorship Agreement will continue, that it will yield the anticipated benefits or generate significant revenue, if any.

Product liability and other claims with respect to Osang’s GeneFinder COVID-19 Plus RealAmp Kit may have material adverse effects on the Company’s business.

Companies that distribute medical tests, are generally subject to risks related to product liability litigation and other claims or litigation. Product liability risks are inherent in marketing and sale of pharmaceutical products. Even though the Company is not currently subject to any product liability claims, such claims could arise at a later date. Though Osang has agreed to indemnify the Company for certain product liability claims, claims arising under the Distributorship Agreement must be arbitrated in Singapore and enforcement of such indemnification provisions would be time-consuming for the Company’s management and lead to significant costs and losses, which would adversely affect its business, results of operations, cash flows, financial condition, and/or prospects.

Even though the Company intends to obtain product liability insurance and Osang has agreed to indemnify the Company for certain claims arising from the manufacture of the kits, there can be no assurance that such insurance coverage will continue to be available on reasonable commercial terms or that such insurance or indemnification will prove adequate. If sufficient insurance coverage is not obtained covering product liability, or if such future litigation or investigation exceeds the Company’s insurance coverage, the Company could be subject to significant liabilities, which could have material adverse effect on its business, results of operations, cash flows, financial condition, and/or prospects.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Name of Exhibit

10.1*	Distributorship Agreement between Osang Healthcare Co., Ltd. and SG Blocks, Inc., effective as of April 28, 2020

10.2	Amendment to Distributorship Agreement between Osang Healthcare Co., Ltd. and SG Blocks, Inc., dated April 30, 2020

10.3	Agreement between Osang Group Co. Ltd. and SG Blocks, Inc., dated May 1, 2020

99.1	SG Blocks, Inc. Press Release, dated May 5, 2020

*	Confidential portions of this exhibit have been omitted from the exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SG Blocks, Inc.

Dated: May 5, 2020	By:	/s/ Paul Galvin
Paul Galvin
Chairman and CEO

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